Consolidated Schedule of Investments (unaudited)	iShares® Commodity Curve Carry Strategy ETF
July 31, 2023	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Paper

Amcor Finance USA Inc., 5.55%, 08/04/23	$250	$249,846
BASF SE, 5.47%, 09/25/23	275	272,680
BPCE SA, 5.35%, 09/01/23	300	298,580
E.ON SE, 5.58%, 09/11/23	250	248,388
Enbridge U.S. Inc., 5.66%, 08/25/23	250	249,026
Fiserv Inc., 5.50%, 08/21/23	250	249,235
GlaxoSmithKline LLC, 5.33%, 08/14/23	500	498,966
GTA Funding LLC, 5.37%, 08/17/23	275	274,305
John Deere Capital Corp., 5.34%, 09/28/23	250	247,833
LSEGA Financing PLC, 5.62%, 08/22/23	250	249,144
Mackinac Funding Co. LLC
5.51%, 09/19/23	580	575,596
5.56%, 10/16/23	250	247,060
Marriott International Inc., 5.55%, 08/28/23	300	298,721
Mercedes-Benz Finance North America LLC, 5.21%, 08/04/23	250	249,856
NextEra Energy Capital Holdings Inc., 5.62%, 08/16/23	250	249,377
Nutrien Financial U.S. LLC, 5.52%, 08/23/23	250	249,124
Nutrien Ltd., 5.58%, 09/20/23	250	248,040
Oesterreichische Kontrollbank AG, 5.38%, 10/12/23	250	247,300
Podium Funding Trust, 5.48%, 09/06/23	250	248,599
PSP Capital Inc., 5.32%, 08/16/23	300	299,292
Pure Grove Funding, 5.48%, 10/05/23	250	247,512
Reckitt Benckiser Treasury Services PLC, 5.58%, 08/30/23	250	248,844
RWE AG, 5.91%, 08/04/23	250	249,836
Sheffield Receivables Co. LLC, 5.56%, 10/12/23	250	247,213
Spire Inc., 5.47%, 08/08/23	300	299,636
TELUS Corp., 5.53%, 08/28/23	280	278,811
Toyota Industries Commercial Finance Inc., 5.33%, 08/28/23	250	248,968
TransCanada PipeLines Ltd., 5.63%, 09/21/23	250	247,983
Walmart Inc., 5.30%, 08/21/23	300	299,075

Total Commercial Paper — 30.4%
(Cost: $8,120,217)		8,118,846
Security	Par/ Shares (000)	Value

U.S. Treasury Obligations(a)
U.S. Treasury Bill
5.23%, 08/01/23	$2,000	$2,000,000
5.33%, 08/03/23	750	749,781
5.33%, 08/08/23	400	399,593
5.35%, 09/05/23	1,000	994,905
5.37%, 08/29/23	750	746,931
5.37%, 08/31/23	1,000	995,620
5.37%, 09/12/23	1,000	993,878
5.37%, 10/03/23	750	743,129
5.38%, 09/21/23	500	496,277
5.39%, 09/14/23	500	496,782
5.41%, 10/17/23	500	494,369

Total U.S. Treasury Obligations — 34.1%
(Cost: $9,111,849)		9,111,265

Money Market Funds

BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(b)(c)	8,150	8,150,000

Total Money Market Funds — 30.5%
(Cost: $8,150,000)		8,150,000

Total Investments — 95.0%
(Cost: $25,382,066)		25,380,111

Other Assets Less Liabilities — 5.0%		1,337,890

Net Assets — 100.0%		$26,718,001

(a)	Rates are discount rates or a range of discount rates as of period end.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$8,760,000	$2,520,000	(a)	$(3,130,000)	$—	$—	$8,150,000	8,150	$307,634	$—

(a)	Represents net amount purchased (sold).

Consolidated Schedule of Investments (unaudited) (continued)	iShares® Commodity Curve Carry Strategy ETF
July 31, 2023

OTC Total Return Swaps

Paid by the Fund		Received by the Fund								Upfront
										Premiums	Unrealized
					Effective	Termination	Notional			Paid	Appreciation
Rate(a)	Frequency	Reference(b)	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)
5.28%	At Termination	ICE BofA Commodity Enhanced Carry Total Return Index	At Termination	Citibank N.A.	N/A	08/31/23	USD	12,354	$583,094	$—	$583,094
5.28%	At Termination	ICE BofA Commodity Enhanced Carry Total Return Index	At Termination	Merrill Lynch International	N/A	08/31/23	USD	12,048	567,696	—	567,696
									$1,150,790	$—	$1,150,790

(a)	Represents 3-month Treasury Bill. Rate shown is the rate in effect as of period-end.
(b)	Please refer to the Reference Entity below for more details.

USD	United States Dollar

Reference Entity

The ICE BofA Commodity Enhanced Carry Total Return Index consists of futures contracts under each counterparty. The following table represents the individual long positions and related weighting of the future contracts underlying the ICE BofA Commodity Enhanced Carry Total Return Index as of July 31, 2023.

Futures contracts	Maturity date	Weight %
Brent Crude Oil	10/31/2023	28.4%
Copper	12/19/2023	16.4
Gas Oil	12/12/2023	12.8
Gasoline Rbob	11/30/2023	12.1
WTI Crude	11/20/2023	7.5
Sugar	06/28/2024	6.8
Cotton	12/06/2023	5.9
Coffee	03/18/2024	4.2
Lean Hogs	12/14/2023	2.7

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

●	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

●	Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

●	Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

Consolidated Schedule of Investments (unaudited) (continued)	iShares® Commodity Curve Carry Strategy ETF
July 31, 2023

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Commercial Paper	$—	$8,118,846	$—	$8,118,846
U.S. Treasury Obligations	—	9,111,265	—	9,111,265
Short-Term Securities
Money Market Funds	8,150,000	—	—	8,150,000
	$8,150,000	$17,230,111	$—	$25,380,111
Derivative Financial Instruments(a)
Assets
Commodity Contracts	$—	$1,150,790	$—	$1,150,790

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

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